EXHIBIT 77Q1(E)

                        NEW INVESTMENT ADVISORY CONTRACT

The Investment Advisory Agreement between Forum Funds (the "Trust") and Adams, Harkness & Hill, Inc. regarding Winslow Green Growth Fund, Exhibit (d)(10) to post-effective amendment No. 91 to the Trust's Registration Statement, is incorporated by reference as filed via EDGAR on April 3, 2001, accession number 0001004402-00-000118.